BankUnited Financial Corporation Investor Presentation November 2006 Exhibit 99.1

Forward Looking Information
This presentation contains certain forward looking
statements which are based on management’s
expectations regarding factors that may impact the
Company's strategic initiatives, and economic outlook.
Such forward-looking statements are based on current
plans and expectations, which are subject to a number
of uncertainties and risks that could cause future results
to differ materially from historical performance or
future expectations.

BankUnited's Strategy
Build successful Florida community bank complemented
by a national residential lending business anchored in
Florida
With key emphasis on
High quality credit culture
Customer service
Local delivery
Experienced and trained managers

Retail CDs
36.2%
Non Interest Demand
Deposits
6.5%
Savings Accounts
22.1%
Jumbo CDs
27.5%
Transaction Accounts
/ MMA
7.7%
Deposit Portfolio
Loan & Deposit Portfolio at September 30, 2006
Commercial
1.7%
1-4 Family
86.0%
Commercial R.E.
9.0%
Consumer
0.2%
Home equity and lines
of credit
3.1%
Loan Portfolio
(1)
Lower risk asset base, diversified funding mix
(
1) Gross of unearned discounts, premiums and deferred loan fees
Fiscal year end: September 30th

Deep and Experienced Management Team
28 2006 EVP Wealth Management
26 Average years of banking experience in the Florida market
24 1999 EVP Commercial Real Estate
24 2003 EVP Bank Services
29 2002 EVP Corporate Real Estate Services
26 2003 EVP Human Resources
16 2003 EVP and General Auditor
26 2003 EVP Corporate and Commercial Banking
19 2003 EVP Residential Lending
34 2003 EVP Credit Risk Officer
21 2003 EVP Neighborhood Banking
33 2003 EVP and Chief Accounting Officer
9 2005 EVP Corporate Finance
23 1999 SEVP and CFO
38 2002 President & COO
38 1984 Founder, Chairman & CEO
Years of banking
experience in the Florida
market
Year joined
BKUNA Position

A Local Florida Bank

The Florida Market: Population Growth and Jobs
Population
4
th
largest state in the U.S. (18 million people)
The population within BankUnited's footprint is comparable to the 13 th
largest
state in the U.S.
>8 million people - 46% of the state’s total
Population growth projected to reach 29 million by 2030
Jobs
Florida leads the nation in job creation
# 1 state for new jobs for the last three years
Florida has added over 1 million jobs since 2000
—
259,000 added from July 2005 to July 2006
Fastest job growth rate and lowest unemployment rate of the ten most populous states
Professional and Business Services accounted for 26% of new jobs
Source: SNL Financial; US Census Bureau

The Florida Market: Large & Growing Deposit Base
$343 billion deposit base - 6% of the U.S. total
BankUnited's footprint contains $191 billion of deposits or 56% of the Florida total
>$60,000 in deposits per household
Market share growth opportunity
BankUnited is ranked 12
th
in Florida, 9
th
in its market area
BankUnited is ranked 1
st
in deposits for banks headquartered in Florida
Source: SNL Financial
56%
44%
BankUnited's Market Area Other Florida Counties
Florida Deposit Market
($343 billion)

9 75 Branches in Florida

Micro-market Retail Strategy
Select geographic micro-markets based on
demographics and customer preferences
Products tailored to each market
Local marketing and community involvement
High-touch interaction with customers
Localized decision making
Customer Service
Continue to expand branch franchise in selected
attractive markets
Hire experienced branch managers from local
markets
Provide full spectrum of products and services
Branch Expansion & Product Breadth
Branches Checking, Savings, and Money Market Core Deposits Household Relationships
FY 2003 FY 2005 FY 2006
43
75
$1.4B
$2.2B
$2.5B
$3.5B
58,000
70,000
61
$1.9B
$4.4B
87,000
Fiscal year end: September 30th

$2,204
$1,429
$1,659
$1,934
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
FY 03 FY 04 FY 05 FY06
0
10
20
30
40
50
60
70
80
Core Deposit Growth
Dollars in Millions
Branch expansion focused on target customer base to attract core deposits
52% Growth in Checking, Savings, and Money Market
76% Growth in Core Deposits
Checking, Savings and Money Market Total Core Deposits Total Branches
43
50
61
75
$2,496
$2,796
$3,521
$4,403
Fiscal year end: September 30th

Loan Production Mix
Dollars in Millions
The growth rate of commercial and consumer loan production has outpaced mortgage loan production.
Mortgage Loans
Commercial Loans (1) Consumer Loans
(1) Includes commercial & commercial R.E. loans
Fiscal year end: September 30th
$2,522
$2,912
$4,170
$5,880
FY 03 FY 04 FY 05 FY06
$148
$181
$299
$304
FY 03 FY 04 FY 05 FY06
$336
$655
$958
$670
FY 03 FY 04 FY 05 FY06

Commercial & Commercial Real Estate Strategy
Build full service banking relationships
Use our local decision making and local knowledge to
outmaneuver the out of state banks
Use product selection, service and asset size to outmaneuver the local banks
Experienced local lenders
Credit Quality as guiding factor

Commercial Banking Landscape
Expanding our commercial banking market north
into Broward and Palm Beach counties
Recently hired lending team in Palm Beach County
Benefit from current market conditions
Steady commercial industrial growth by attracting business
from other financial institutions
—
Local decision making
—
Knowledge of local markets
—
Continued consolidation of banking market

15 Commercial Banking Relationships 72 164 227 FY 03 FY 05 FY06 Enhancing and developing commercial banking relationships Fiscal year end: September 30th

16 Commercial Banking Loan Balances Dollars in Millions $153 $168 $199 $194 FY 03 FY 04 FY 05 FY06 Commercial Portfolio Balance Fiscal year end: September 30th

Commercial Real Estate Landscape
Expansion of CRE Team
Recently hired lending team in Palm Beach, Collier and
Sarasota County
Minimal Condo Lending Exposure
Benefit from strong local market
Warehouses
Shopping Centers
Offices

18 Commercial Real Estate Loan Balances $389 $600 $779 $1,200 FY 03 FY 04 FY 05 FY06 Dollars in Millions Fiscal year end: September 30

Non-residential Portfolio Asset Quality
Growth in the non-residential portfolio achieved while consistently improving asset quality
0.08%
0.05%
0.03%
0.00%
FY 03 FY 04 FY 05 FY06
Net Charge-offs / Average Loans
Fiscal year end: September 30

Residential Lending

Residential Loan Portfolio Mix
Fixed Rate Loans
13%
Traditional ARM
18%
MTA Option ARMs
69%
Total Residential Loans
(at 9/30/2006)
Originations primarily for portfolio
$9.7 billion of residential loans outstanding
MTA Option ARMs = 68.9% of the residential portfolio and 58.0% of total loans
Fiscal year end: September 30

22 $319 $1,586 $3,801 $6,652 FY 03 FY 04 FY 05 FY06 Monthly Adjustable MTA Loan Balances MTA Option ARM Loan Balances Fiscal year end: September 30

MTA Option ARM Product Description
Characteristics of BankUnited’s Option ARM
Underwriting is performed at the fully-indexed rate
Indexed to last 12-month’s 1 year CMT
Prepayment fees
Negative amortization limited to a maximum of 115% of the
original principal balance
5 year re-cast
No piggybacking

Who is BankUnited’s Option ARM Customer?
Average Loan-to-Value (LTV) ratio of 73% at initiation
(1)
No piggybacking (this means the additional 27% of the loan value is not financed by
BankUnited)
Average FICO score  > 710
No sub-prime loans
Average size of loan $303,000
80% 1 - 4 family homes, 3% high rise luxury condo
(2)
Employment / cash flow
(1) This includes purchase mortgage insurance (PMI) on loans greater than 80% LTV, without inclusion of PMI the  LTV is 78% at inception
(2)  High rise luxury condo = building 8 stories or taller with unit valued at $800,000 or above

Underwriting Process
BankUnited selects who to do business with based on internal guidelines led by credit quality
Strict process from start to finish
Only pre-approved brokers can submit loans
—
BankUnited Account Executive has account/broker limit
—
Internal due diligence is run on all brokers prior to their approval
Strict appraisal process
All loan production offices have assigned in-house appraisers that are experienced and know their local markets
Underwriters are experienced
All are locally based and knowledgeable of their markets
Additional Quality Assurance run on 10% of loan files throughout the year
Scorecard kept on all brokers, account executives and loan production offices
Part of ongoing due diligence process
Preferred broker program available to select brokers
NOTE:  The steps above assume broker and borrower have been approved

26 Asset Quality -0.05% 0.15% 0.35% 0.55% 0.75% 0.95% NPA's/Assets YTD NCO's/YTD Avg Loans BankUnited has maintained asset quality while delivering strong loan growth Fiscal year end: September 30th

MTA Option ARM – Positives for Borrower
Advantage over fixed rate loan is customer has flexibility
Payment Options
—
Minimum payment
—
Interest only
—
Fully amortizing
—
Fully amortizing + additional principal
Fully Amortizing Interest Only Minimum
$686.45
$686.45
N/A N/A FIXED
$609.42 $421.60 MTA*
Monthly Payment Comparison
(6% Fixed, 6% Fully Amortized, 3% minimum, $100,000 loan 30 year term)
* Payment amounts can change each month depending on interest rates

Negative Amortization
MTA Option ARMs are designed to allow negative amortization
(Negative amortization =
Current Principal Balance – Original Principal Balance)
For a borrower, this is similar to a home equity without the need to apply for another loan or to pay additional closing costs
BankUnited’s Negative Amortization
Negative amortization ceiling of 115% from original principal amount
Negative amortization of $89 million on a portfolio of $6.7 billion, or 1.3%
Only 10% of Option ARMS have balances greater than 3% of their original balance, with no loan greater than 6% of their original balance
MTA – Option ARM Negative Amortization

MTA Option ARM – Positives for Lender
Advantage over fixed rate loan
Lender’s monthly revenue received adjusts with interest rates
Prepayment fees protect against early payments
Margin positively impacted
—
BankUnited’s MTA yield generally lags liability pricing as interest rates rise, margin should improve as short term interest rates moderate
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Mar-
03
Jun-
03
Sep-
03
Dec-
03
Mar-
04
Jun-
04
Sep-
04
Dec-
04
Mar-
05
Jun-
05
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
Jun-
08
MTA 3 Month LIBOR
MTA Index vs. 3 Month LIBOR
Projection
(1)
Source: Federal Reserve and Bloomberg
(1) Forward looking data based on the respective forward curve, subject to actual results

Net Interest Margin Expansion
42 bps of net interest margin expansion from September 2005 to September 2006
MTA index lag and current CPR level should drive further NIM expansion if interest rates continue to moderate
1.60%
1.70%
1.80%
1.90%
2.00%
2.10%
2.20%
2.30%
Jun 3Q05 Sep 4Q05 Dec 1Q06 Mar 2Q06 Jun 3Q06 Sept 4Q06
Net Interest Margin
1.60%
1.70%
1.80%
1.90%
2.00%
2.10%
2.20%
2.30%
Fiscal year end: September 30th

Financial Overview

Strategic Balance Sheet Management
Finding the optimal intersection:
Secondary loan sales or securitizations are an essential part of this process
Highly liquid and well developed secondary market
During 2005 and 2006 profitably sold or securitized loans of $2.4 billion
Portfolio growth + enhanced sales programs under development
Liquidity
Leverage
Return
on
Capital
Fiscal year end: September 30th

75 Branches
61 Branches
50 Branches
43 Branches
52.5%
57.1%
51.8%
58.0%
30

FY 03 FY 04 FY 05 FYO6
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
Total Branches Efficiency Ratio
Efficiency Ratio
Operating leverage on new branches should improve efficiency
(1)
(1) Excludes loss on extinguishment of high-rate debt
Fiscal year end: September 30th

34 Net Income $39.1 $50.7 $27.5 $24.2 $83.9 FY 03 FY 04 FY 05 FY06 Loss on Extinguishment of High-Rate Debt $51.7 Dollars in Millions Fiscal year end: September 30th

Earnings Per Share
$0.32
$0.35
$0.33
$0.35
$0.36
$0.37
$0.41
$0.44
$0.45
$0.42
-0.5
$0.44
$0.50
$0.54
$0.62
$0.63
$0.25
$0.31
$0.37
$0.43
$0.49
$0.55
$0.61
1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
Post Secondary Offering January 2006, Issued 5,750,000 Shares at $26.25
Extinguishment of High-Rate Debt
Post Secondary Offering May 2003   Issued 3,936,500 Shares at $18.50
Dollars in Millions, except for per share data
Quarterly Diluted Earnings Per Share
Fiscal year end: September 30

Valuation

Florida Peer Group: Deposits and Valuation
26.6x 3.5x $11.19 $39.67 52 $3.4 B $4.4 B FFFL
17.9x 3.9x $ 8.02 $26.02 44 $2.0 B $2.4 B SBCF
18.1x
19.1x
23.6x
9.6x
Price/
Earnings (1)
2.9x $11.48 $33.67 69 $2.1 B $2.6 B CCBG
3.2x $14.32 $45.35 41 $2.3 B $3.3 B HARB
1.8x $7.22 $12.96 80 $3.7 B $6.6 B BBX
1.4x $19.60 $26.82 75 $6.1 B $13.6 B BKUNA
Price/
Tangible
Book
Tangible
Book Value
Stock
Price*
# of
Branches
Total
Deposits
Total
Assets
Ticker
Symbol
* Stock price= closing price on 10/30/06
(1) P/E = FY07 consensus

BankUnited Financial Corporation Investor Presentation November 2006